SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                December 23, 2002
                        (Date of Earliest Event Reported)


            AIRPLANES LIMITED                       AIRPLANES U.S. TRUST

  (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


         Jersey, Channel Islands                        Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                                    13-3521640
         (Commission File                               (IRS Employer
         Number)                                        Identification No.)


         Airplanes Limited                              Airplanes U.S. Trust
         22 Grenville Street                            1100 North Market Street
         St. Helier                                     Rodney Square North
         Jersey, JE4 8PX                                Wilmington, Delaware
         Channel Islands                                19890-0001
         (011 44 1534 609 000)                          (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)

Item 5. Other Events


     Attached hereto as Exhibit A is a copy of a press release issued by Standard & Poor's on December 20, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                AIRPLANES LIMITED


Date: December 23, 2002                         /s/ Roy M. Dantzic*
                                                ------------------------
                                                Director and Officer


Date: December 23, 2002                         AIRPLANES U.S. TRUST


                                                /s/ Roy M . Dantzic*
                                                ------------------------
                                                Controlling Trustee
                                                and Officer


                                                *By: /s/ Gerard Hastings
                                                ------------------------
                                                Attorney-in-Fact

                                  EXHIBIT INDEX


Exhibit A      -      Press Release
Exhibit B      -      Power of Attorney for Airplanes Limited
Exhibit C      -      Power of Attorney for Airplanes U.S. Trust

                                                                       Exhibit A


                                 RATINGS DIRECT
STANDARD
& POOR'S


Research:
Senior Notes of Aircraft Securitization Airplanes Pass-Through Trust Downgraded; Off Watch
Publication date:       20 Dec-2002
Credit Analyst:         Sean Hannigan, London (44) 20-7826-3783;
                        Phillip Baggaley, CFA, New York (1) 212-438-7683;
                        Doug Frankel, New York (1) 212-438-2456;
                        Michael K. Vernier, Esq., New York (1) 212-438-6629

LONDON (Standard & Poor's) Dec. 20, 2002 -- Standard & Poor's Ratings Services said today that it lowered its credit ratings on two of Airplanes Pass-Through Trust's class A tranches. At the same time, the ratings were removed from CreditWatch, where they had been placed on July 9, 2002 (see list below).

     The ratings on the subclasses A-8 and A-9 were lowered to "AA-" from "AA". At the same time the "AA" rating on the A-6 subclass has been affirmed. The rating actions resulted from a thorough analysis of the transaction, which indicates a decreased likelihood of ultimate repayment of principal on the A-8 and A-9 subclasses.

     The class B, C, and D notes all remain on CreditWatch with negative implications, where they have remained since they were downgraded on July 15, 2002, reflecting an anticipated deferral of interest on these classes in the near future. The class B notes were first placed on CreditWatch on July 9, 2002, and the class C and D notes on Sept. 27, 2001.

     Today's actions follow an in-depth analysis of:

     -- The asset quality of the aircraft types and the creditworthiness of the airlines currently involved in this portfolio; and

     -- A cash flow analysis under various stress scenarios to reflect the current market environment.

     All three subclasses of the class A notes receive interest payments at the same level, and in no order of priority among themselves. A failure to pay interest on any of the class A notes would therefore result in all subclasses defaulting, by Standard & Poor's rating definition.

     However, because of the large liquidity available to the class A notes no problems of this nature are expected, and in particular not in the near term. The principal payments to the class A notes are all currently directed towards the A-6 subclass, and as such, it will have a materially shorter expected life than the other two subclasses. For these reasons, and in light of the results from Standard & Poor's analysis, a differentiation in the ratings on the A-6 and both the A-8 and A-9 subclasses is warranted.

     Airplanes Pass-Through Trust's aircraft portfolio is broadly diversified, but somewhat weaker than average in quality among aircraft lease portfolio securitizations. About one-quarter of the fleet's value is represented by older planes that have lost considerable value (e.g., F100, B737-200, DC8-71F), and another one-fifth by McDonnell Douglas planes (e.g., MD80 series and MD11) that are losing favor. Although many of the models are widely used and thus fairly liquid (e.g., B737-400), relatively few incorporate the most current technology (e.g., A320s represent only 11% of value), since most of the planes were delivered in the late 1980s and early 1990s to lessor GPA Group.

     The ratings on the notes in this transaction and the CreditWatch situation will continue to be closely monitored.

RATINGS LIST
Airplanes Pass-Through Trust
$2.3 Billion Floating-Rate Pass-Through Certificates*

Class           Rating
         To           From
A-6      AA           AA/Watch Neg
A-8      AA-          AA/Watch Neg
A-9      AA-          AA/Watch Neg

$337 Million Floating-Rate Pass-Through Certificates*

Class           Rating
B           CCC/Watch Neg

$775 Million Fixed-Rate Pass-Through Certificates*

Class           Rating
C           CCC/Watch Neg
D           CCC/Watch Neg
*Initial outstanding amount of remaining classes.

ANALYST E-MAIL ADDRESSES
sean_hannigan@standardandpoors.com
phil_baggaley@standardandpoors.com
douglas_frankel@standardandpoors.com
michael_vernier@standardandpoors.com
StructuredFinanceEurope@standardandpoors.com


Copyright(C)1994-2002 Standard & Poor's, a division of The McGraw-Hill Companies. All Rights Reserved. Private Policy

                                                                       Exhibit B


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                                  /s/ John Banes
                                                                  --------------
                                                                      John Banes

                                POWER OF ATTORNEY


     Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.


Dated: June 6, 2002                                   /s/ William M. McCann
                                                      --------------------------
                                                      William M. McCann


                                           Witness:   /s/ Michael Walsh
                                                      --------------------------


Dated: June 6, 2002                                   /s/ Roy M. Dantzic
                                                      --------------------------
                                                      Roy M. Dantzic


                                           Witness:   /s/ Michael Walsh
                                                      --------------------------


Dated: June 6, 2002                                   /s/ Hugh R. Jenkins
                                                      --------------------------
                                                      Hugh R. Jenkins


                                           Witness:   /s/ Michael Walsh
                                                      --------------------------


Dated: June 6, 2002                                   /s/ Richard E. Cavanagh
                                                      --------------------------
                                                      Richard E. Cavanagh


                                           Witness:   /s/ Michael Walsh
                                                      --------------------------


Dated: June 6, 2002                                   /s/ Brian T. Hayden
                                                      --------------------------
                                                      Brian T. Hayden


                                           Witness:   /s/ Michael Walsh
                                                      --------------------------

                                                                       Exhibit C


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                                  /s/ John Banes
                                                                  --------------
                                                                      John Banes

                                POWER OF ATTORNEY

     Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney- in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto the said Attorney-in- Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in- Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.


Dated: June 6, 2002                                   /s/ William M. McCann
                                                      --------------------------
                                                      William M. McCann


                                           Witness:   /s/ Michael Walsh
                                                      --------------------------


Dated: June 6, 2002                                   /s/ Roy M. Dantzic
                                                      --------------------------
                                                      Roy M. Dantzic


                                           Witness:   /s/ Michael Walsh
                                                      --------------------------


Dated: June 6, 2002                                   /s/ Hugh R. Jenkins
                                                      --------------------------
                                                      Hugh R. Jenkins


                                           Witness:   /s/ Michael Walsh
                                                      --------------------------


Dated: June 6, 2002                                   /s/ Richard E. Cavanagh
                                                      --------------------------
                                                      Richard E. Cavanagh


                                           Witness:   /s/ Michael Walsh
                                                      --------------------------


Dated: June 6, 2002                                   /s/ Brian T. Hayden
                                                      --------------------------
                                                      Brian T. Hayden


                                           Witness:   /s/ Michael Walsh
                                                      --------------------------